UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2019

C-Bond Systems, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-53029	26-1315585
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

6035 South Loop East, Houston, TX 77033

(Address of principal executive offices) (zip code)

(832) 649-5658

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 1.01 Entry into a Material Definitive Agreement.

On December 9, 2019, the Company closed a Securities Purchase Agreement (the “SPA”) with an existing accredited investor (the “Investor”). Pursuant to the terms of the SPA, the Company issued and sold to the Investor a convertible promissory note in the aggregate principal amount of $130,000 (the “Note”), and a warrant to purchase up to 300,000 shares of the Company’s common stock (the “Warrant”) at an initial exercise price of $0.10 per share, subject to adjustment as detailed in the Warrant. The Company received gross proceeds of $130,000, less transaction expenses.

The SPA, Note, and Warrant have the same terms and conditions as the original securities purchase agreement, note, and warrant issued to the Investor as described in the Company’s Form 8-K filed on September 9, 2019 and incorporated herein by reference.

The discussion herein regarding the SPA, Note, and Warrant is qualified in its entirety by reference to the SPA, Note, and Warrant attached hereto as Exhibits 10.1, 4.1, and 4.2, respectively.

The information provided under Item 5.02 herein is incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 herein is incorporated into this Item 2.03 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided under Item 1.01 and 5.02 herein is incorporated into this Item 3.02 by reference. The grants of Preferred Stock were made in reliance on the exemption from registration pursuant to Section 4(2) and/or Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended. The transaction does not involve a public offering, the investors are “accredited investors” and/or qualified institutional buyers and have access to information about the Company (as defined below) and its investment.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2019, the Board of Directors of the Company agreed to satisfy $108,000 of accrued compensation owed to its directors and officers (collectively, the “Management”) through a Liability Reduction Plan (the “Plan”). Under this Plan, Management agreed to accept 1,800 shares of the Company’s Series B Convertible Preferred Stock (the “Series B Preferred Stock”) in settlement of accrued compensation as follows: 833 shares of Series B Preferred Stock to Scott R. Silverman, Chairman and Chief Executive Officer; 417 shares of Series B Preferred Stock to Vincent Pugliese, President, Interim Chief Financial Officer and Director; 333 shares of Series B Preferred Stock to Scott Thomsen, Director; and 217 shares of Series B Preferred Stock to Barry Edelstein, Director.

The Company’s Series B Preferred Stock is convertible into shares of the Company’s common stock, par value $0.001 (the “Common Stock”), at a price of $0.06 per share, which was the closing price on December 12, 2019. The Series B Preferred Stock will vest on May 1, 2020, subject to acceleration in the event of conversion or redemption.

On December 12, 2019, the Company filed a Certificate of Designations of Preferences, Rights and Limitations of Series B Preferred Stock (the “Certificate of Designations”), which was approved by the Company’s Board of Directors.

The description of the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designations, attached hereto as Exhibit 3.1.

The information provided under Item 1.01 and 5.03 herein is incorporated into this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2019, the Company filed an Amendment to its Articles of Incorporation (the “Certificate of Designations”) to designate a series of preferred stock, the Series B Convertible Preferred Stock (the “Series B”), with the Secretary of State of the State of Colorado.

The Certificate of Designations established 100,000 shares of the Series B, par value $0.10, having such designations, preferences, and rights as determined by the Company’s Board of Directors in its sole discretion, in accordance with the Company’s Articles of Incorporation and Amended and Restated Bylaws. The Certificate of Designations became effective with the State of Colorado upon filing.

The Series B ranks senior with respect to dividends and right of liquidation with the Common Stock, par value $0.001 (“Common Stock”); and junior to all existing and future indebtedness of the Company. The Series B has a stated value per share of $1,000, subject to adjustment as provided in the Certificate of Designations (the “Stated Value”), and a dividend rate of 2% per annum of the Stated Value. The Series B is subject to redemption (at Stated Value, plus any accrued, but unpaid dividends (the “Liquidation Value”)) by the Company no later than three years after a Deemed Liquidation Event and at the Company’s option after one year from the issuance date of the Series B, subject to a ten-day notice (to allow holder conversion). The Series B is convertible at the option of a holder or if the closing price of the Common Stock exceeds 400% of the Conversion Price for a period of twenty consecutive trading days, at the option of the Company. Conversion Price means a price per share of the Common Stock equal to 100% of the lowest daily volume weighted average price of the Common Stock during the subsequent two years preceding or two years following the Issuance Date, subject to adjustment as otherwise provided in the Certificate of Designations.

In the event of a conversion of any Series B, the Company shall issue to the holder a number of shares of Common Stock equal to the Liquidation Value multiplied by the number of shares of Series B Preferred Stock being converted divided by the Conversion Price.

Upon liquidation of the Company after payment or provision for payment of liabilities of the Company and after payment or provision for any liquidation preference payable to the holders of any preferred stock ranking senior to the Series B but prior to any distribution to the holders of Common Stock or preferred stock ranking junior upon liquidation to the Series B, the holders of Series B will be entitled to be paid out of the assets of the Company available for distribution to its stockholders an amount with respect to each share of Series B equal to the Liquidation Value.

The Series B has voting rights per Series B Share equal to the Liquidation Value per share, divided by the Conversion Price, multiplied by fifty (50). Subject to applicable Colorado law, the holders of Series B will have functional voting control in situations requiring shareholder vote.

A copy of the Certificate of Designations is attached as Exhibit 3.1 to this Current Report on Form 8-K. The description of certain terms of the Certificate of Designations set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Certificate of Designations.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
3.1	Certificate of Designations of Preferences, Rights and Limitations of Series B Convertible Preferred Stock
4.1	Form of Convertible Promissory Note, dated December 9, 2019, between C-Bond Systems, Inc. and Investor
4.2	Form of Common Stock Purchase Warrant, dated December 9, 2019, between C-Bond Systems, Inc. and Investor
10.1	Form of Securities Purchase Agreement, dated December 9, 2019, between C-Bond Systems, Inc., and Investor

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C-Bond Systems, Inc.

Date: December 13, 2019	By:	/s/ Scott R. Silverman
	Name:	Scott R. Silverman
	Title:	Chief Executive Officer

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